UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 11, 2010

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 Kemet Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01             NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On November 11, 2010, KEMET Corporation (the “Company”) provided written notice to the NYSE Amex that the Company intends to transfer its listing to the New York Stock Exchange (“NYSE”) and, as such, the Company will voluntarily cease trading on the NYSE Amex, with its last day of trading on the NYSE Amex to be November 12, 2010.  The Company’s common stock, par value $0.01 per share, has been approved for listing on the NYSE and is expected to commence trading on or about November 15, 2010 under the Company’s current stock symbol “KEM”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2010

KEMET CORPORATION

By:	/s/ R. James Assaf
R. James Assaf
Vice President, General Counsel & Secretary